Subsequent Events	3 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On April 2, 2019, the Company entered into the 8th amendment (the “Amendment”) to the Credit Agreement (the “Credit Agreement”) originally dated as of July 25, 2014, among the Company and certain of its subsidiaries, as Borrowers or Guarantors, the Lenders from time to time party thereto and Goldman Sachs Bank US, as administrative agent for the Lenders. The Amendment relates to the revolving credit facility (RCF) provided by the Credit Agreement.
The Amendment:
(i) extends the maturity date for the revolving credit facility by three years to April 25, 2024,
(ii) increases the aggregate amount of revolving credit commitments by EUR 75 million to EUR 250 million, and
(iii) reduces significantly revolving credit interest expenses due to a new pricing grid (still based upon leverage ratio); initial margin of 190 basis points at leverage ratio ≤ 2.25x and > 1.75x (formerly 250 basis points at leverage ratio < 2.30x); commitment fee still at 35% of applicable margin.
All other terms of the Credit Agreement remain substantially unchanged. The Amendment became effective on April 10, 2019.
The two ancillary facilities and the emission right swap referred to in Note D. Debt and Other Obligations (c) Local bank loans and other short term borrowings’ were repaid in April 2019 in full.
The Company´s authorized share capital was renewed in the amount of five million shares at the shareholders meeting which took place on April 16, 2019.